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                                                                   EXHIBIT 10.17

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                      FIRST MODIFICATION TO LOAN AGREEMENT

                                     among

                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,

                               HARBOR-CAL S. D.,

                     STARWOOD SHERATON SAN DIEGO CMBS I LLC

                                       and

                         SLT REALTY LIMITED PARTNERSHIP

                    -----------------------------------------

                          Dated as of January 27, 1999

                    -----------------------------------------

                                  $100,000,000

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            FIRST MODIFICATION TO LOAN AGREEMENT, dated as of January 27, 1999
("First Modification"), among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Borrower"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), successor-in-interest to Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust"), HARBOR-CAL S.D., a California joint venture ("Harbor-Cal"), and STARWOOD SHERATON SAN DIEGO CMBS I LLC, a Delaware limited liability company (the "Guarantor"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                                   WITNESSETH:

            WHEREAS, the Trust has previously made a loan to the Borrower in the maximum principal amount of $100,000,000 (the "Loan") pursuant to that certain Loan Agreement, dated as of February 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), as assigned by the Trust to the Lender pursuant to that certain General Assignment dated as of February 23, 1998 and as evidenced by that certain Promissory Note, dated as of February 23, 1998 (as may be amended from time to time, the "Note");

            WHEREAS, in connection with the Loan Agreement, Harbor-Cal executed a certain Leasehold Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, dated as of February 23, 1998, in favor of the Trust and covering a portion of the premises known as the Sheraton San Diego Hotel & Marina (the "Sheraton San Diego Property"), as assigned to Lender pursuant to that certain Assignment of Mortgage dated as of February 23, 1998 (the "Sheraton San Diego Deed of Trust");

            WHEREAS, the Guarantor and certain subsidiaries of the Trust and the Borrower are entering into a certain Loan Agreement dated as of January 27, 1999 and among the borrowers named therein, Starwood Operator I LLC and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc., as lender (the "CMBS Lender") (as amended from time to time, the "CMBS Loan Agreement");

            WHEREAS, in connection with the transactions contemplated under the CMBS Loan Agreement, Harbor-Cal has executed an Amended and Restated Leasehold Deed of Trust, Security Agreement, Financing Statement and Fixture Filing dated as of January 27, 1999 (the "Amended and Restated Leasehold Deed of Trust"), amending and restating the Sheraton San Diego Deed of Trust to provide for, among other things, a limit on the indebtedness secured by the Amended and Restated Leasehold Deed of Trust to an amount which, when added to the indebtedness allocable under the CMBS Loan Agreement to the Sheraton San Diego Property and the amount secured by that certain Amended and Restated Leasehold Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, dated the date hereof and executed by Harbor-Cal (the "Amended and Restated Leasehold Deed of Trust (West Tower)"), shall not exceed the total market value of the Sheraton San Diego Property;

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         WHEREAS, in connection with the transactions contemplated under the
CMBS Loan Agreement, the parties hereto desire to modify the Loan Agreement to provide for, among other things, (i) the guaranty by the Guarantor for all payments due and payable under the Note on a non-recourse basis, (ii) the extension of the Final Maturity Date of the Loan to February 23, 2014 and, additionally, the further extension of the Final Maturity Date of the Loan upon any extension of the maturity date of the loan advanced under the CMBS Loan Agreement, and (iii) the amendment of certain definitions under the Loan Agreement.

         NOW, THEREFORE, the parties hereto have agreed as follows:

            1. All references to "Final Maturity Date" under the Loan Agreement shall hereby be amended to mean "February 23, 2014". Moreover, upon the exercise of any option to extend the maturity date of the loan under the CMBS Loan Agreement (the "CMBS Loan Maturity Date Extension"), the Final Maturity Date under the Loan Agreement shall be further extended to February 23, 2029 or one
(1) year beyond any such CMBS Loan Maturity Date Extension, whichever shall be a later date.

            2. All references to "Mortgage" under the Loan Agreement shall hereby be modified to mean the Amended and Restated Leasehold Deed of Trust.

            3. The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained herein, the outstanding principal balance of the Note, together with all accrued and unpaid interest thereon and all other sums due in connection therewith (the "Guaranteed Amount"), secured by the Amended and Restated Leasehold Deed of Trust shall not exceed an amount which, when combined with (i) the outstanding principal balance, with interest thereon, of the loan advanced pursuant to the CMBS Loan Agreement and allocable to the Sheraton San Diego Property, together with the amount of all other Permitted Indebtedness (as defined in the CMBS Loan Agreement) on the Sheraton San Diego Property under the CMBS Loan Agreement, and (ii) the amount secured by the Amended and Restated Leasehold Deed of Trust (West Tower), shall not exceed one hundred percent (100%) of the total market value of the Sheraton San Diego Property.

            4. The parties hereto acknowledge and agree that the Guarantor shall guarantee to the Lender full and prompt payment when due of the principal of, and interest on, the Guaranteed Amount. The liability and obligation of the Guarantor or any member, officer, director, successor or assign of the Guarantor, to perform and observe and fulfill its obligations set forth hereunder shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against the guarantor or any of its officers, members, directors, partners, successors or assigns, it being agreed that the Lender shall only look to the interest of the Guarantor in the Sheraton San Diego Property for the satisfaction of any obligation of the Guarantor hereunder.

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            5. The parties hereto agree that all rights of the Lender to receive any payments from the Borrower under the Loan Agreement or under any guarantees, mortgages, other types of security documents or otherwise are and shall continue to be subject and subordinate in payment to the prior payment in full, in cash, of (i) all Senior Indebtedness (as defined in the Subordination Agreement (as defined in the Loan Agreement)) and (ii) the indebtedness outstanding under the CMBS Loan Agreement (the "CMBS Indebtedness") pursuant to, and in the manner set forth in, that certain Subordination and Intercreditor Agreement executed and delivered in connection with the CMBS Loan Agreement (the "CMBS Subordination Agreement"). All of the terms, covenants and conditions hereof are hereby and shall continue to be subordinate to all of the terms, covenants and conditions of the Senior Indebtedness and the CMBS Indebtedness. The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Creditors (as defined in the Subordination Agreement) or to the CMBS Lender or the actual date and time of execution, delivery, recordation, filing or perfection of any of the Senior Indebtedness or the CMBS Indebtedness, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or CMBS
Indebtedness or any claim for the Senior Indebtedness or CMBS Indebtedness is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law.

            6. The terms and provisions of this First Modification shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

            7. This First Modification shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

            8. This First Modification may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            9. The parties hereto acknowledge and agree that the name "Starwood Hotels & Resorts" is a designation of the Trust and its trustees (as trustees but not personally) under a Declaration of Trust dated August 25,1969, as amended and restated as of June 6, 1988 and as further amended and restated as of January [6], 1999, and as the same has been or may be amended from time to time thereafter, and that the parties hereto shall look solely to the Trust's assets for the enforcement of any claims against the Trust, as the trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations. The foregoing shall govern all direct and indirect obligations of the Trust under this First Modification.

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Modification to be duly executed and delivered as of the date first above written.

                         BORROWER:

                         STARWOOD HOTELS & RESORTS WORLDWIDE,
                         INC., a Maryland corporation

                         By: /s/ Jonathan H. Yellen
                             ---------------------------------------
                             Name: Jonathan H. Yellen
                             Title: Authorized Signatory

                         LENDER:

                         SLT REALTY LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                         By: Starwood Hotels & Resorts, a Maryland real estate
                             investment trust, its general partner

                             By: /s/ Jonathan H. Yellen
                                 -----------------------------------
                                 Name: Jonathan H. Yellen
                                 Title: Authorized Signatory

                         HARBOR-CAL S. D.,
                         a California joint venture

                         By: Sheraton Harbor Island Corporation,
                             Its joint venture partner

                             By: /s/ Jonathan H. Yellen
                                 -----------------------------------
                                 Name:  Jonathan H. Yellen
                                 Title: Authorized Signatory

                         By: Sheraton California Corporation,
                             Its joint venture partner

                             By: /s/ Jonathan H. Yellen
                                 -----------------------------------
                                 Name: Jonathan H. Yellen
                                 Title: Authorized Signatory

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                             GUARANTOR:

                             STARWOOD SHERATON SAN DIEGO CMBS I LLC,
                             a Delaware limited liability company

                             By: /s/ Jonathan H. Yellen
                                 -----------------------------------------------
                                 Title: Authorized Signatory